                                                                 EXHIBIT 10.13.9

                                NINTH AMENDMENT

          This NINTH AMENDMENT, dated as of June 30, 1995, is entered into by and among ROHR, INC. (formerly known as Rohr Industries, Inc.) (the "Borrower"), the financial institutions listed on the signature pages hereof under the heading "Lenders" (collectively the "Lenders"), and CITICORP USA, INC., a Delaware corporation, as Agent (the "Agent") for such Lenders.

          PRELIMINARY STATEMENT. The Borrower has entered into a Credit Agreement dated as of April 26, 1989, as amended by the First Amendment dated as of July 21, 1989, the Second Amendment dated as of January 25, 1990, the Third Amendment dated as of April 30, 1990, the Letter Amendment dated as of October 31, 1992, the Fifth Amendment dated as of July 9, 1993, the Sixth Amendment dated as of September 24, 1993, the Seventh Amendment dated as of May 10, 1994, and the Eighth Amendment dated as of November 29, 1994 (said Credit Agreement, as so amended, being the "Credit Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein), with the Lenders party thereto and the Agent. The Borrower and the Lenders have agreed to amend and modify the Credit Agreement as hereinafter set forth.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Amendment to Credit Agreement.  The Credit Agreement is,
                      -----------------------------
effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section 2 below, hereby amended as follows:

          (a) Section 2.05(a) of the Credit Agreement is hereby amended by replacing the parenthetical "(determined after giving effect to any subsequent Assignment and Acceptance but without giving effect to any B Reduction on such day)" with the parenthetical "(determined after giving effect to any subsequent Assignment and Acceptance and any reduction of such Lender's Commitment pursuant to Section 2.05(c), but without giving effect to any B Reduction on such day)".

          (b) Section 5.01(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(d)  Maintenance of Ratio of Net Income Available for Fixed
                     ------------------------------------------------------
          Charges to Fixed Charges.  Maintain for the last day of each Fiscal
          ------------------------
          Quarter, a ratio of Consolidated Net Income Available for Fixed Charges for the period of 365 consecutive days (or 366 consecutive days for any such period that includes February 29) ending on the last day of such Fiscal Quarter, to Consolidated Fixed Charges for such period of not less than the ratio set forth opposite the period set forth below in which such day occurs:


                     Period                  Ratio
                     ------                  -----

               From August 1, 1994 to
                July 31, 1996              1.55 to 1

               From August 1, 1996 to
                November 3, 1996           1.60 to 1.00

               November 4, 1996 to
                February 2, 1997           1.65 to 1.00

               February 3, 1997 to the
                Termination Date           1.75 to 1.00"

          SECTION 2.  Conditions of Effectiveness.  This Ninth Amendment shall
                      ---------------------------
become effective as of the date hereof when:

          (a) the Agent shall have received counterparts of this Ninth Amendment executed by the Borrower and the Majority Lenders, or, as to any of the Lenders, advice satisfactory to the Agent that such Lenders have executed counterparts of this Ninth Amendment;

          (b) Paragraph 6G of the Amended and Restated Note Agreement, dated as of May 10, 1994, between the Borrower and the note holders parties thereto and relating to the Company's 9.33% Senior Notes, shall have been amended in substantially the same manner as set forth in Section 1 hereof;

          (c) Paragraph 6K of the Amended and Restated Note Agreements, dated as of May 10, 1994, between the Borrower and the note holders parties thereto and relating to the Company's 9.35% Senior Notes, shall have been amended in substantially the same manner as set forth in Section 1 hereof;

          (d) the Sublease Agreement, dated as of September 14, 1992, between the Borrower and State Street Bank and Trust Company of California, National Association, and an individual trustee, not in their individual capacities but solely as owner trustees under a trust for the benefit of General Electric Capital Corporation, as amended through November 29, 1994, shall have been amended to incorporate by reference Sections 5.01(c), 5.01(d), and 5.02(a) of the Credit Agreement, as amended by this Ninth Amendment; and

          (e) The Commitment of each Lender shall have been reduced pursuant to
     Section 2.05(c) of the Credit Agreement
     by at least 16.8% as a result of the Company's prepayment of at least $21,000,000 in aggregate principal amount on the Company's 9.35% and 9.33% senior notes due 2000 and 2002, respectively.

          SECTION 3.  Reference to and Effect on the Credit Agreement.  (a)
                      -----------------------------------------------
Upon the effectiveness of this Ninth Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Ninth Amendment.

          (b) Except as specifically amended above, the Credit Agreement and the A Notes, and each B Note outstanding on the date hereof, shall remain in full force and effect and are hereby ratified and confirmed.

          (c) Except as the Credit Agreement may expressly be modified hereby, the execution, delivery and effectiveness of this Ninth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Notes nor constitute a waiver of any of the provisions contained therein.

          SECTION 4.  Costs and Expenses.  The Borrower agrees to pay on demand
                      ------------------
all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Ninth Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect hereto and with respect to advising the Agent as to its rights and responsibilities hereunder.

          SECTION 5.  Execution in Counterparts.  This Ninth Amendment may be
                      -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Ninth Amendment, or of any document required to be delivered hereunder, by telecopier shall be effective as delivery of a manually executed counterpart of this Ninth Amendment or such document.

          SECTION 6.  Governing Law.  This Ninth Amendment shall be governed by,
                      -------------
and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                             ROHR, INC.

                             By: /s/ L. A. Chapman
                                 -------------------------------------
                                Title:  Senior Vice President
                                and Chief Financial Officer


                             CITICORP USA, INC., as Agent

                             By: /s/ Marjorie F. Futornick
                                 -------------------------------------
                                 Title:  Vice President



                             Lenders
                             -------

                             CITIBANK, N.A.

                             By: /s/ Aerzoo Jafari
                                 -------------------------------------
                                Title: Assistant Vice President


                             CITICORP USA, INC.

                             By: /s/ Marjorie F. Futornick
                                 -------------------------------------
                                Title:  Vice President


                             WELLS FARGO BANK, N.A.

                             By: /s/ Craig T. Ingram
                                 -------------------------------------
                                Title:  Vice President


                             THE FIRST NATIONAL BANK OF CHICAGO

                             By: /s/ Linda M. Thompson
                                 -------------------------------------
                                Title:  Vice President


                             MANUFACTURERS BANK

                             By:
                                -------------------------------------
                                Title:

                             ROYAL BANK OF CANADA

                             By:
                                ------------------------------------
                                Title:


                             THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                             Los Angeles Agency

                             By: /s/ M. Uematsu
                                 -----------------------------------
                                Title: Deputy General Manager



                             BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                             By: /s/ Daniel Touffu
                                 -----------------------------------
                                Title: First Vice President
                                and Regional Manager

                             By: /s/ Henry Lee
                                 -----------------------------------
                                Title: Assistant Vice
                                President


                             BANCA COMMERCIALE ITALIANA,
                               Los Angeles Foreign Branch

                             By: /s/ Iacopo Navone
                                 -----------------------------------
                                Title: Vice President &
                                Manager

                             By: /s/ Moufid Hanna
                                 -----------------------------------
                                Title: Assistant Vice
                                President


                             BANCO CENTRAL HISPANOAMERICANO, S.A.

                             By:
                                ------------------------------------
                                Title:


                             THE MITSUBISHI TRUST AND BANKING CORPORATION, LOS ANGELES AGENCY

                             By:
                                ------------------------------------
                                Title: